UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 11, 2026

ELME COMMUNITIES
(Exact name of registrant as specified in its charter)

Maryland	001-06622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7550 WISCONSIN AVE, SUITE 900, BETHESDA, MD 20814
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (202) 774-3200
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest	ELME	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, on May 27, 2026, Elme Bethesda Owner LLC (the “Bethesda Seller”), a wholly owned subsidiary of Elme Communities (the “Company”), entered into a Purchase and Sale Agreement (the “Bethesda Agreement”) with CAPREIT Acquisition Corporation (the “Bethesda Buyer”) for the sale of Elme Bethesda, a 193-unit community located in Bethesda, Maryland, and, following receipt of a certificate of compliance from the Montgomery County Department of Housing and Community Affairs confirming compliance with Montgomery County’s right of first refusal requirements, Bethesda Seller and Tilden Bethesda Hill Apartments, LLC, as assignee of Bethesda Buyer, amended the Bethesda Agreement on July 23, 2026 to provide for the closing of the sale of Elme Bethesda on or before August 11, 2026.

On August 11, 2026, Bethesda Seller completed the sale of Elme Bethesda to Tilden Bethesda Hill Apartments, LLC, for a purchase price of $58.0 million, subject to customary prorations and adjustments.

The foregoing description of the Bethesda Agreement, as amended, does not purport to be complete and is qualified in its entirety by reference to the full text of the Bethesda Agreement, the First Amendment to the Bethesda Agreement, the Second Amendment to the Bethesda Agreement and the Third Amendment to the Bethesda Agreement, which are filed as Exhibit 10.1, 10.2, 10.3 and 10.4, respectively, to the Company’s Current Report on 10-Q filed on July 31, 2026 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following pro forma financial statements reflecting the Elme Bethesda disposition described above are filed hereto:

1.Introduction
2.Elme Communities Unaudited Pro Forma Consolidated Statement of Net Assets as of June 30, 2026 (Liquidation Basis) and notes thereto.
3.Elme Communities Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets for the six months ended June 30, 2026 (Liquidation Basis) and notes thereto.
4.Elme Communities Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets for the period from November 1, 2025 to December 31, 2025 (Liquidation Basis) and notes thereto.
5.Elme Communities Unaudited Pro Forma Condensed Consolidated Statement of Operations for the ten months ended October 31, 2025 (Going Concern Basis) and notes thereto.
6.Elme Communities Unaudited Pro Forma Condensed Consolidated Statement of Comprehensive Income (Loss) for the ten months ended October 31, 2025 (Going Concern Basis) and notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELME COMMUNITIES
(Registrant)

	By:	/s/ W. Drew Hammond
(Signature)

W. Drew Hammond
Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

August 14, 2026
(Date)

ELME COMMUNITIES
INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF NET ASSETS,
CONDENSED CONSOLIDATED STATEMENTS OF CHANGE IN NET ASSETS, CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS)

On November 12, 2025, Elme Communities (“Elme”, “we” or the “Company”) completed the previously announced sale of Elme’s interests in Echo Sub LLC, a Delaware limited liability company (“Echo Sub”), for an aggregate contract sale price of $1.606 billion, subject to customary adjustments (the “Portfolio Sale Transaction”). Immediately prior to the closing of the Portfolio Sale Transaction, Echo Sub owned all the equity interests in the Elme subsidiaries that owned the following 19 multifamily properties (the “Cortland Portfolio”):

1.Cascade at Landmark, 300 Yoakum Parkway, Alexandria, VA 22304
2.Clayborne, 820 South Columbus Street, Alexandria, VA 22314
3.Elme Alexandria, 205 Century Place, Alexandria, VA 22304
4.Bennett Park, 1601 Clarendon Boulevard, Arlington, VA 22209
5.Park Adams, 2000 N Adams Street, Arlington, VA 22201
6.The Maxwell, 4200 North Carlin Springs Road, Arlington, VA 22203
7.The Paramount, 1425 South Eads Street, Arlington, VA 22202
8.The Wellington, 1850 Columbia Pike, Arlington, VA 22204
9.Trove, 1201 South Ross St, Arlington, VA 22204
10.Roosevelt Towers, 500 North Roosevelt Boulevard, Falls Church, VA 22044
11.Elme Dulles, 13690 Legacy Circle, Herndon, VA 20171
12.Elme Herndon, 2511 Farmcrest Drive, Herndon, VA 20171
13.Elme Leesburg, 86 Heritage Way NE, Leesburg, VA 20176
14.Elme Manassas, 10519 Lariat Lane, Manassas, VA 20109
15.The Ashby at McLean, 1350 Beverly Road, McLean, VA 22101
16.Yale West, 443 New York Avenue NW, Washington, DC 20001
17.Elme Druid Hills, 2696 N Druid Hills Rd, Atlanta, GA 30329
18.Elme Cumberland, 8 Cumberland Way SE, Smyrna, GA 30080
19.Elme Eagles Landing, 860 and 900 Rock Quarry Road, Stockbridge, GA 30281

Following the Portfolio Sale Transaction, the Company owned 10 properties, all of which were expected to be sold subject to a Plan of Sale and Liquidation which was approved by the Company’s shareholders on October 30, 2025.

On November 12, 2025, in connection with the closing of the Portfolio Sale Transaction, the Company caused the repayment in full of all indebtedness, liabilities and other obligations under, and terminated, each of (i) the Third Amended and Restated Credit Agreement, dated July 10, 2024, by and among the Company, as borrower, the financial institutions party thereto as lenders, and Wells Fargo Bank, National Association, as administrative agent (the “Revolver”), (ii) the Term Loan Agreement, dated January 10, 2023, as amended by and among the Company, the lenders party thereto, and Truist Bank, as administrative agent (the “ Existing Term Loan”), and (iii) the Note Purchase Agreement, dated September 29, 2020, by and among the Company and other parties named therein as purchasers (the “NPA Notes”). On November 12, 2025, also in connection with the closing of the Portfolio Sale Transaction, the Company provided notice to the holders of its 7.25% senior notes due 2028 (the “Senior Notes”, and together with the Revolver, the Existing Term Loan and the NPA Notes, the “Prepaid Indebtedness”). In connection with the redemption of the Senior Notes, on November 12, 2025, the Company caused funds sufficient to pay and discharge the entire indebtedness on the Senior Notes and all other sums payable by the Company under the Indenture to be irrevocably deposited with the Trustee and, accordingly, the Indenture with respect to the Senior Notes was satisfied and discharged, except with respect to those obligations under the Indenture that expressly survive satisfaction and discharge. Also on November 12, 2025, certain indirect subsidiaries of the Company, as borrowers (collectively, the “Borrowers”), and Goldman Sachs Bank USA, as lender (the “Lender”), entered into that certain Loan Agreement (the “Loan Agreement”) pursuant to which the Lender has made a senior secured term loan of $520.0 million (the “Term Loan”) to the Borrowers, which was secured by first priority mortgages and security interests on all 10 properties that remained under the Company following the closing of the Portfolio Sale Transaction.

As of June 30, 2026, the Company has completed the sale of six of its remaining properties – five of its multifamily properties, Elme Sandy Springs, Elme Marietta, Elme Conyers, Elme Germantown and Elme Watkins Mill, and its remaining office property, Watergate 600 – for aggregate gross proceeds of approximately $294 million.

As discussed further above, on August 11, 2026, Elme completed the sale of Elme Bethesda for a purchase price of $58.0 million, subject to customary prorations and adjustments (the “Bethesda Disposition”).

The following unaudited pro forma financial information has been derived from and should be read in conjunction with the consolidated financial statements and notes thereto included in Elme Communities' Annual Report on Form 10-K for the twelve months ended December 31, 2025 and Elme Communities' Quarterly Report on Form 10-Q for the six months ended June 30, 2026.

The Unaudited Pro Forma Consolidated Statement of Net Assets as of June 30, 2026 presents consolidated financial information as if the Bethesda Disposition had taken place on June 30, 2026.

The Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets for the six months ending June 30, 2026 presents the pro forma results as if the Bethesda Disposition had taken place on January 1, 2026.

The Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets for the period from November 1, 2025 to December 31, 2025 presents the pro forma results as if the Bethesda Disposition had taken place on November 1, 2025.

The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the ten months ended October 31, 2025 presents the pro forma results of operations as if the disposition of the Cortland Portfolio, Existing Debt Prepayment, New Debt Origination and Bethesda Disposition had each taken place as of January 1, 2025.

The Unaudited Pro Forma Condensed Consolidated Statement of Comprehensive Income (Loss) for the ten months ended October 31, 2025 present the pro forma results of operations as if the disposition of the Cortland Portfolio, Existing Debt Prepayment, New Debt Origination and Bethesda Disposition had each taken place as of January 1, 2025.

Explanations or details of the pro forma adjustments are in the notes to each of the unaudited consolidated pro forma financial statements.

The unaudited consolidated pro forma financial information is not necessarily indicative of what Elme’s actual results of operations would have been had the transactions been consummated on the dates indicated, nor does it purport to represent Elme’s results of operations or financial position for any future period. The pro forma results of operations for the periods ended October 31, 2025, December 31, 2025 and June 30, 2026 are not necessarily indicative of the operating results for these periods.

ELME COMMUNITIES AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF NET ASSETS
JUNE 30, 2026
(LIQUIDATION BASIS)
(IN THOUSANDS)

	Elme Communities	Bethesda Disposition		Pro Forma
Assets
Income producing property	$418,000	$(58,000)	(1)	$360,000
Cash, cash equivalents and restricted cash	41,257	2,760	(1)	44,017
Rents and other receivables	1,153	(47)	(1)	1,106
Total assets	$460,410	$(55,287)		$405,123
Liabilities
Liabilities for estimated costs in excess of estimated receipts during liquidation	$36,614	$(2,538)	(2)	$34,076
Debt payable	251,042	(52,446)	(3)	198,596
Accounts payable and accrued expenses	5,098	(303)	(1)	4,795
Total liabilities	$292,754	$(55,287)		$237,467

Net assets in liquidation	$167,656	$—		$167,656
See accompanying notes to the pro forma consolidated statement of net assets.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF NET ASSETS
JUNE 30, 2026

(1)     Represents the elimination of assets or liabilities, as applicable, associated with the Bethesda Disposition.

(2)    Represents the elimination of the costs in excess of estimated receipts associated with the Bethesda Disposition.

(3)    Represents the portion of the net proceeds of the Bethesda Disposition used to repay a portion of the Term Loan, comprised of the following (in thousands):

Estimated Net Proceeds	Adjustment
$58,000	Represents the contract sale price of the Bethesda Disposition
(2,794)	Net adjustments and costs paid at closing
55,206	Net proceeds to seller
(52,446)	Debt repayment of the Secured Term Loan
$2,760	Net cash proceeds

ELME COMMUNITIES AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT
OF CHANGES IN NET ASSETS
(LIQUIDATION BASIS)
(IN THOUSANDS)
(UNAUDITED)

	Elme Communities Six Months Ended June 30, 2026	Bethesda Disposition		Pro Forma
Net assets in liquidation, beginning of period	$238,915	$(1,854)		$237,061
Changes in net assets in liquidation
Liquidation value of income producing property	(64,425)	2,500	(2)	(61,925)
Remeasurement of assets and liabilities, net	(6,834)	(646)	(1)	(7,480)
Net decrease in liquidation value	(71,259)	1,854		(69,405)
Changes in net assets in liquidation	(71,259)	1,854		(69,405)
Net assets in liquidation, end of period	$167,656	$—		$167,656

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2026

(1)     Represents the remeasurement of assets and liabilities, net associated with the Bethesda Disposition.
(2)    Represents the change of liquidation value of the income producing property associated with the Bethesda Disposition.

ELME COMMUNITIES AND SUBSIDIARIES
UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
(LIQUIDATION BASIS)
(IN THOUSANDS)
(UNAUDITED)

	Elme Communities for the Period from November 1, 2025 to December 31, 2025	Bethesda Disposition		Pro Forma
Net assets in liquidation, beginning of period	$1,589,456	$(4,224)		$1,585,232
Changes in net assets in liquidation
Liquidation value of income producing property	(46,375)	700	(1)	(45,675)
Remeasurement of assets and liabilities, net	(443)	1,670	(2)	1,227
Net decrease in liquidation value	(46,818)	2,370		(44,448)
Liquidating distributions payable	(1,303,723)	—		(1,303,723)
Changes in net assets in liquidation	(1,350,541)	2,370		(1,348,171)
Net assets in liquidation, end of period	$238,915	$(1,854)		$237,061

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM NOVEMBER 1, 2025 TO DECEMBER 31, 2025

(1)    Represents the change of liquidation value of the income producing property associated with the Bethesda Disposition.
(2)    Represents the remeasurement of assets and liabilities, net associated with the Bethesda Disposition.

ELME COMMUNITIES AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TEN MONTHS ENDED OCTOBER 31, 2025
(GOING CONCERN BASIS)
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Elme Communities	Disposition of Cortland Portfolio		Existing Debt Prepayment		New Debt Origination		Bethesda Disposition
										Pro Forma
Revenue
Real estate rental revenue	$206,360	$(126,584)	(1)	$—		$—		$(4,757)	(2)	$75,019
Expenses
Property operating and maintenance	49,962	(28,868)	(1)	—		—		(1,043)	(2)	20,051
Real estate taxes and insurance	26,640	(16,904)	(1)	—		—		(615)	(2)	9,121
Property management	7,494	(4,787)	(1)	—		—		(181)	(2)	2,526
General and administrative expenses	54,591	—	(1)	—		—		—	(2)	54,591
Depreciation and amortization	78,162	(49,256)	(1)	—		—		(936)	(2)	27,970
Real estate impairment	111,719	—		—		—		—		111,719
	328,568	(99,815)		—		—		(2,775)		225,978
Real estate operating loss	(122,208)	(26,769)		—		—		(1,982)		(150,959)
Other income (expense)
Interest expense	(31,954)	—		31,954	(3)	(35,613)	(4)	—		(35,613)
Loss on extinguishment of debt, net	—	—		(45,511)	(5)	—		—		(45,511)
	(31,954)	—		(13,557)		(35,613)		—		(81,124)
Net loss	$(154,162)	$(26,769)		$(13,557)		$(35,613)		$(1,982)		$(232,083)

Basic net loss per common share:	$(1.75)									$(1.78)

Diluted net loss per common share:	$(1.75)									$(1.78)

Weighted average shares outstanding – basic	88,092									88,092
Weighted average shares outstanding – diluted	88,092									88,092

See accompanying notes to the pro forma condensed consolidated statement of operations.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TEN MONTHS ENDED OCTOBER 31, 2025

(1)    Represents the elimination of income or expenses, as applicable, associated with the Cortland Portfolio.
(2)    Represents the elimination of income or expenses, as applicable, associated with Elme Bethesda.

(3)    Represents the interest expense associated with the Prepaid Indebtedness as if the Prepaid Indebtedness were prepaid as of January 1, 2025

(4)    Represents the interest expense, with an assumed interest rate of 6.21%, associated with the Term Loan for the period from January 1, 2025 through October 31, 2025. This rate is the one-month term SOFR of 3.96% on November 12, 2025, plus the current spread of 2.25%. The effect on income of a 0.125% variance in interest rates would result in an increase or decrease of $541.7 thousand for the ten months ended October 31, 2025.

(5)    Represents the write-off of unamortized debt costs and prepayment penalties associated with the repayment or satisfaction and discharge, as appropriate, of the Prepaid Indebtedness.

ELME COMMUNITIES AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS)
FOR THE TEN MONTHS ENDED OCTOBER 31, 2025
(GOING CONCERN BASIS)
(IN THOUSANDS)

	Elme Communities	Disposition of Cortland Portfolio	Existing Debt Prepayment		New Debt Origination	Bethesda Disposition	Pro Forma

Net loss	$(154,162)	$(26,769)	$(13,557)		$(35,613)	$(1,982)	$(232,083)
Other comprehensive income:
Unrealized gain on interest rate hedges	598	—	(598)	(1)	—	—	—
Reclassification of unrealized loss on interest rate derivatives to earnings	1,698	—	(1,698)	(1)	—	—	—
Comprehensive loss	$(151,866)	$(26,769)	$(15,853)		$(35,613)	$(1,982)	$(232,083)

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS)
FOR THE TEN MONTHS ENDED OCTOBER 31, 2025

(1)    Represents the write-off of comprehensive income associated with the extinguishment of our two interest rate swaps, with an aggregate notional amount of $150.0 million, associated with the Prepaid Indebtedness.